Events after the reporting period	12 Months Ended
Dec. 31, 2018
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Events after the reporting period

33. Events after the reporting period

On 12 February 2019, the Group completed the acquisition of Six Senses Hotels Resorts Spas (‘Six Senses’), for $300m paid in cash. Six Senses is a leading operator of top tier luxury hotels, resorts and spas with a world-renowned reputation for wellness and sustainability. Six Senses will sit at the top of IHG’s luxury portfolio.

The assets and liabilities acquired largely comprise intangible assets, being the Six Senses’ brands, management contracts and goodwill. Due to the close proximity of the acquisition date to the date of these financial statements, the initial accounting for the business combination is incomplete and the Group is unable to provide a quantification of the fair values of the assets and liabilities acquired. The Group will include a provisional acquisition balance sheet with its interim results for 2019.